                                                                   EXHIBIT 10.30

                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

     This Settlement Agreement and Mutual Release ("Agreement") is made and entered into as of February 6, 2003, by and among GW Com, Inc., now known as Byair, Inc. ("GW"), Intelecady, Inc. ("Intelecady"), James S. Lindsey ("Lindsey"), and Align Technology, Inc. ("Align").

                                  I. RECITALS

     1. On May 1, 2002, GW filed a complaint (the "Complaint") against Lindsey and Align thereby initiating an action (the "Action") in the Santa Clara County Superior Court numbered Case No. CV 807489.

     2. On August 1, 2002, Lindsey filed a cross-complaint (the
"Cross-Complaint") in the Action against GW and Intelecady.

     3. The Action arose out of a dispute between the parties relating to a Lease (the "Lease") dated October 4, 1999 between Lindsey as Lessor and Golfpro International, Inc. ("Golfpro") as Lessee for approximately 50,000 square feet of space at 851 Martin Avenue, Santa Clara, California (the "Leased Premises"); a sublease (the "Sublease") dated April 17, 2000 between Golfpro as Sublessor and GW as Sublessee for the Leased Premises; a Consent to Sublease (the "Consent") dated on or about April 20, 2000 by and among Golfpro, GW, and Lindsey; a Sub-Sublease (the "Sub-Sublease") dated July 27, 2000 between GW as Sub-Sublessor and Align as Sub-Sublessee for a portion of the Leased Premises; a proposed amendment (the "November Amendment") to the Sub-Sublease dated November 1, 2000 between GW and Align for an additional portion of the Leased Premises; a proposed amendment (the "February Amendment") to the Sub-Sublease dated February 2001 between GW and Align for an additional portion of the Leased Premises. On September 18, 2001, the United States Bankruptcy Court for the Northern District of California approved Golfpro's Chapter 11 Plan of Reorganization including Golfpro's assignment of its rights under the Lease, Sublease, and Consent to Intelecady and Intelecady's assumption of the rights and obligations under such agreements (the "Golfpro Assignment").

     4. GW holds in an account the sum of $188,000.00 earmarked for Align and representing a cash security deposit paid by Align to GW pursuant to the Sub-Sublease (the "Cash Security Deposit") which Align asserts must be returned to Align pursuant to Civil Code section 1950.7.

     5. Lindsey has asserted claims against GW and Intelecady of approximately S94,000.00 in connection with alterations to the Leased Premises that he asserts were undertaken without his prior written consent.

     6. Align and Lindsey contend that each has incurred attorneys' fees and costs in excess of $125,000 in connection with the Action.

     7. Align filed a motion under Code of Civil Procedure section 1030 in the Action to secure recovery of the attorneys' fees and costs incurred by Align in connection with the Action and Lindsey contends that he was in the process of preparing a similar motion under Code of Civil Procedure section 1030 at the time of this Agreement.

     8. The parties desire to resolve all claims and disputes related to the Action, the Leased Premises, the Lease (except as set forth herein), the Sublease, the Consent, the Sub-Sublease, the November Amendment, and the February Amendment.

                                  II. AGREEMENT

     For good and valuable consideration, the parties agree as follows:

     1. The Recitals are incorporated herein and made a part of this Agreement.

     2. Intelecady hereby represents that Golfpro has assigned to it all of Golfpro's rights under the Lease and the Sublease and that Intelecady is the exclusive owner of any and all claims that Golfpro ever had under or relating to the Lease, the Leased Premises, the Sublease, the Consent, the Sub-Sublease, the November Amendment, or the February Amendment and that its releases herein are effective to release Golfpro's claims to the same extent as they release Intelecady's claims.

     3. Intelecady and GW hereby represent that GW has assigned to Intelecady all of GW's rights under the Lease and the Sublease and that Intelecady is the exclusive owner of any and all claims that GW ever had under or relating to the Lease, the Leased Premises, the Sublease, the Consent, the Sub-Sublease, the November Amendment, or the February Amendment and that Intelecady's releases herein are effective to release GW's claims to the same extent as they release Intelecady's claims.

     4. GW hereby represents that it is now known as Byair, Inc., and GW has the authority to bind Byair, Inc. to the terms of this Agreement.

     5. No later than 5:00 p.m., on Monday, February 10, 2003, GW shall pay to Align the sum of $188,000 by wire transfer to Align or in the form of Cashier's Check delivered to the attention of Roger George at Align's offices at 821 Martin Avenue, Santa Clara, California, as and for a return of the Cash Security Deposit.

     6. Concurrent with the execution of this Agreement, the parties hereto will execute and cause to be filed a Request for Dismissal of the action in its entirely with prejudice in the form attached hereto as Exhibit A.

     7. Except as to the obligations created by this Agreement, GW for itself and for its current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys, hereby does absolutely discharge and release Lindsey and his current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys, and Align and its current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys, from any and all liabilities, causes of action and claims which do or may exist, whether known or unknown, suspected or unsuspected, including but not limited to claims arising out of or in any way related to the Action, the Golfpro Assignment, the Leased Premises, the Lease, the Sublease, the Consent, the Sub-Sublease, the November Amendment, and the February Amendment (the "GW Released Matters").

     8. Except as to the obligations created by this Agreement, Intelecady for itself and for its current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys, hereby does absolutely discharge and release Lindsey and his current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys, and Align and its current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys, from any and all liabilities, causes of action and claims which do or may exist, whether known or unknown, suspected or unsuspected, including but not limited to claims arising out of or in any way related to the Action, the Golfpro Assignment, the Leased Premises, the Lease, the Sublease, the Consent, the Sub-Sublease, the November Amendment, and the February Amendment (the "Intelecady Released Matters").

     9. Except as to the obligations created by this Agreement and except as provided in paragraph 11 herein, Lindsey for himself and for his current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys, hereby does absolutely discharge and release GW and its current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys, and Intelecady and its current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys, from any and all liabilities, causes of action and claims which do or may exist, whether known or unknown, suspected or unsuspected, including but not limited to claims arising out of or in any way related to the Action, the Golfpro Assignment, the Leased Premises, the Lease, the Sublease, the Consent, the Sub-Sublease, the November Amendment, and the February Amendment (the "Lindsey Released Matters").

     10. Except as to the obligations created by this Agreement, Align for itself and for its current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys, hereby does absolutely discharge and release GW and its current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys, and Intelecady and its current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys, from any and all liabilities, causes of action and claims which do or may exist, whether known or unknown, suspected or unsuspected, including but not limited to claims arising out of or in any way related to the Action, the Golfpro Assignment, the Leased Premises, the Lease, the Sublease, the Consent, the Sub-Sublease, the November Amendment, and the February Amendment (the "Align Released Matters").

     11. Notwithstanding anything to the contrary in this Agreement, Lindsey is not by this Agreement releasing his claims against Intelecady or GW for breach of the Lease, the Sublease, or the Consent. Lindsey is hereby, however, releasing Intelecady and GW from any claim that either or both are responsible for the costs of removing from the Leased Premises alterations made to that portion of the Leased Premises subject to the Align Sub-Sublease, including the demising wall between such premises and the remaining Leased Premises, and thereafter restoring such premises. Lindsey, GW, and Intelecady are concurrently entering into another agreement entitled the "Lease Termination Agreement" regarding the Lease, the Sublease, and the Consent and containing releases thereto.

     12. Each of the parties to this Agreement warrants that it has not assigned, conveyed, granted, transferred, or otherwise disposed of any of the claims released by such party pursuant to this Agreement.

     13. Each party to this Agreement covenants and agrees that neither it nor its current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys will hereafter commence, maintain or prosecute any action at law or otherwise, or assert any claim or charge against any other party or such other partys' current and former employees, members, partners, stockholders, directors, officers, parents, subsidiaries, predecessors, affiliates, successors, assigns, agents and attorneys for damages or loss of any kind or amount arising out of each party's Released Matters.

     14. Each party to this Agreement acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true regarding the subject matter of the above and agree that this Agreement shall remain in full force and effect, notwithstanding the existence of any such different or additional facts. Each party to this Agreement acknowledges that it has been informed by its counsel of the provisions of Section 1542 of the Civil Code, and each party hereby waives any and all rights which it have or may have under the provisions of Section 1542 of the Civil Code as now worded and as hereafter amended, which section presently reads as follows:

     "A GENERAL RELEASE DOES NOT EXTEND TO ANY CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Each party waives and relinquishes any right or benefit which it has or may have under any similar provision of the statutory or nonstatutory law of any jurisdiction. Each party acknowledges that it is aware that it or its respective attorneys and/or agents may hereafter discover facts in addition to or different from those which it now knows or believes to exist with respect to the subject matter of this Agreement, but that it is its intention hereby to fully, finally and forever to settle and release all of its claims, disputes and differences, known or unknown, suspected or unsuspected, which now exist or may exist hereafter against each other party and such other party's current and former employees, members, partners, stockholders, directors, officers, successors, assigns, agents and attorneys, relating to the Released Matters, except as provided for herein. This Release shall be and remain in effect as a full and complete release as to the Released Matters notwithstanding the discovery or existence of any such additional or different facts.

     15. Each party to this Agreement shall execute whatever documents may be necessary and appropriate to carry out the intent and purpose of this Agreement.

     16. Nothing in this Agreement shall affect any party's right to conduct or respond to discovery as to any matter in connection with any lawsuit or proceeding.

     17. This Agreement is for the sole purpose of settling the Released Matters and it is expressly understood and agreed that this Agreement does not constitute or evidence any admission of any party of any liability or the truth of any of the Released Matters. Accordingly, nothing in this Agreement shall be construed as an admission of liability or wrongdoing on the part of any of the parties hereto.

     18. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective representatives, heirs, predecessors, affiliates, successors and assigns.

     19. In the event that any of the terms of this Agreement are found to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect.

     20. This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties did not sign the same counterpart. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart hereof. Any party delivering an executed counterpart of this Agreement by telefacsimile shall also deliver a manually executed counterpart hereof, but the failure to deliver a manually executed counterpart hereof shall not affect the validity, enforceability, and binding effect of this Agreement.

     21. The parties acknowledge that they have entered into this Agreement in reliance on their own independent investigation and analysis of the facts underlying the subject matter of the Agreement, and that, in executing this Agreement, no representations, warranties or promises of any kind have been made directly or indirectly to induce them to execute this Agreement other than those that are expressly set forth herein, and that they have not relied on any representations, warranties or promises of any kind other than those that are expressly set forth herein.

     22. The parties acknowledge to each other that each was advised and represented by independent legal counsel of each party's own choice throughout all of the negotiations which preceded the execution of this Agreement and that each such party has executed this Agreement after being so advised or receiving such advice. The parties acknowledge that each party has executed this Agreement without reliance upon any promise or representation of any person or persons acting for or on behalf of the other, except as expressly set forth in this Agreement. Each party further acknowledges that such party and such party's counsel has had an adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of this Agreement prior to the execution of this Agreement. Each party and such party's attorney has read and approved the language of this Agreement. Each party further acknowledges that this Agreement is the product of negotiation and preparation by and between each party and each party's attorneys, expressly waives the provisions of Civil Code section 1654, and acknowledges and agrees that this Agreement shall not be deemed prepared or drafted by one party or the other.

     23. This is an integrated agreement and supercedes all prior representations and agreements, if any, between the parties to this Agreement and their legal counsel relating to the subject matter hereof. This Agreement when executed contains the entire and only understanding between the parties regarding the subject matter hereof. It may not be altered, amended or extinguished, nor may any rights hereunder be waived, except by a writing which expressly refers to this Agreement and is signed subsequent to the execution of this Agreement by the parties to this Agreement. No course of dealing between the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement, explain, or modify any term or provision of this Agreement or any supplement or amendment hereto.

     24. The parties agree that each shall bear its own costs including attorneys' fees in connection with the Action and the negotiation and preparation of this Agreement.

     25. The prevailing party (the "Prevailing Party") in any litigation, arbitration, bankruptcy proceeding, or other formal or informal resolution (collectively, a "Proceeding") of any claims brought by any party to this Agreement against any other party to this Agreement based upon, arising from, or in any way related to this Agreement or the transactions contemplated herein, including without limitation contract claims, tort claims, breach of duty claims, and all other common law or statutory claims (collectively, the "Claims"), shall be entitled to recover from such other party all its reasonable fees and costs incurred in connection with the Proceeding, including without limitation all its reasonable attorneys' fees and costs, whether incurred by in-house counsel or outside counsel and its reasonable expert witness fees and costs (collectively, the "Fees and Costs"). The Prevailing Party shall also be entitled to recover from such other party all its Fees and Costs incurred in enforcing the judgment or award giving rise to the Prevailing Party's status as the Prevailing Party.

     26. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California without regard to principles of conflicts of law. Each party hereto hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California.

     27. Each signatory to this Agreement warrants and represents that he/she is the lawful agent of the entity for whom he/she executes this Agreement and that he/she has full authority to bind its principal as to the matters set forth herein.

     The parties have read the foregoing and understand it and agree to the terms set forth above.

SIGNATURES ON NEXT PAGE

Dated: Feb 6, 2003               GW COM, INC.
                                 a Delaware Corporation,


                                 By: /s/ Raymond Chin
                                     -------------------------------------------
                                 Its: CEO


Dated: 2/06/03                   INTELECADY, INC.
                                 a California Corporation,


                                 By: /s/ Ron Davies
                                     -------------------------------------------
                                 Its: PRESIDENT & CEO


Dated: 2/6/03                    ALIGN TECHNOLOGY, INC.
                                 a Delaware Corporation,


                                 By: /s/ Illegible
                                     -------------------------------------------
                                 Its: Vice President, Legal Affairs
                                      & General Counsel


Dated: 2/6/03                    /s/ James S. Lindsey
                                 -----------------------------------------------
                                 James S. Lindsey


                                 APPROVED AS TO FORM:

                                 GRANT, GENOVESE & BARATTA, LLP


                                 /s/ Rogers E. George
                                 -----------------------------------------------
                                 By: Rogers E. George
                                 Attorneys for Intelecady, Inc. and GW Com, Inc.

                                 APPROVED AS TO FORM:

                                 REHON & ROBERTS
                                 A Professional Corporation


                                 /s/ Lisa Roberts
                                 -----------------------------------------------
                                 By: Lisa C. Roberts
                                 Attorneys for James S. Lindsey


                                 BROBECK, PHLEGER & HARRISON, LLP


                                 /s/ William W. Huckins
                                 -----------------------------------------------
                                 By: William W. Huckins
                                 Attorneys for Align Technology, Inc.

--------------------------------------------------------------------------------------------
ATTORNEY OR PARTY WITHOUT ATTORNEY (Name and Address):    TELEPHONE NO.   FOR COURT USE ONLY
   Gordon G. May             (Bar # 167112)              (949) 660-1600
   Grant, Genovese & Baratta, LLP                            FAX NO.:
   2030 Main Street, Suite 1600                          (949) 660-6060
   Irvine, California 92614

ATTORNEY FOR (Name) GW Com, Inc., Plaintiff/Cross-Defendant, and Intelecady,
   Inc. Cross-Defendant
-----------------------------------------------------------------------
Insert name of court and name of judicial district and branch court, if any:
SUPERIOR COURT OF CALIFORNIA, COUNTY OF SANTA CLARA
-----------------------------------------------------------------------
           PLAINTIFF/PETITIONER: GW Com, Inc., a Delaware Corporation

      DEFENDANT/RESPONDENT: James S. Lindsey and Align Technology, Inc., a
                              Delaware Corporation
--------------------------------------------------------------------------------------------
                             REQUEST FOR DISMISSAL                        CASE NUMBER:

[ ] Personal Injury, Property Damage, or Wrongful Death
    [ ] Motor Vehicle   [ ] Other
[ ] Family Law                                                            CV 807489
[ ] Eminent Domain
[X] Other (specify): Civil

--------------------------------------------------------------------------------
-- A conformed copy will not be returned by the clerk unless a method of return is provided with the document. --
--------------------------------------------------------------------------------

1. TO THE CLERK: Please dismiss this action as follows:
   a. (1) [X] With prejudice      (2) [ ] Without prejudice

   b. (1) [ ] Complaint           (2) [ ] Petition
      (3) [ ] Cross-complaint filed by (name):                            on (date):
      (4) [ ] Cross-complaint filed by (name):                            on (date):
      (5) [X] Entire action of all parties and all causes of action
      (6) [ ] Other (specify):*

Date: February 6. 2003

                         Gordon G. May                                               (SIGNATURE)
(TYPE OR PRINT NAME OF [X] ATTORNEY [ ] PARTY WITHOUT ATTORNEY)
                                                                  Attorney or party without attorney for:
*    If dismissal requested is of specified parties only, of      [X] Plaintiff/Petitioner [ ] Defendant/Respondent
     specified causes of action only, or of specified             [ ] Cross-complainant
     cross-complaints only, so state and identify the parties,
     causes of action, or cross-complaints to be dismissed.
===================================================================================================================

2. TO THE CLERK: Consent to the above dismissal is hereby given.**
                                                                   SEE ATTACHMENT A
Date:

---------------------------------------------------------------   -------------------------------------------------
(TYPE OR PRINT NAME OF [ ] ATTORNEY [ ] PARTY WITHOUT ATTORNEY)                     (SIGNATURE)

**   If a cross-complaint--or Response (Family Law) seeking       Attorney or party without attorney for:
     affirmative relief-- is on file, the attorney for            [ ] Plaintiff/Petitioner [ ] Defendant/Respondent
     cross-complainant (respondent) must sign this consent if     [ ] Cross-complainant
     required by Code of Civil Procedure section 581(i) or (j)
===================================================================================================================

(To be completed by clerk)

3. [ ] Dismissal entered as requested on (date):
4  [ ] Dismissal entered on (date):                          as to only (name):
5. [ ] Dismissal not entered as requested for the following reasons (specify):

6. [ ] a. Attorney or party without attorney notified on (date):
       b. Attorney or party without attorney not notified.
          Filing party failed to provide
          [ ] a copy to conform  [ ] means to return conformed copy

Date:                              Clerk, by                            , Deputy
                                             ---------------------------

--------------------------------------------------------------------------------

      Form Adopted by the        REQUEST FOR DISMISSAL   Code of Civil Procedure. (S) 581 e1 seq.
Judicial Council of California                               Cal Rules of Court, rules 383, 1233
982(a)(5)[Rev January 1 1997]                            Judicial Council Forms for HolDocs (TM)
       Mandatory Forms

                                    EXHIBIT A

                                  ATTACHMENT A

TO THE CLERK: Consent to the attached dismissal with prejudice of Santa Clara County Case Number CV807489 as to the entire action, including all parties and all causes of action, is hereby given.

                               GRANT, GENOVESE & BARATTA, LLP


                               By:
                                  ----------------------------------------------
                                     Gordon G. May
                                     Attorneys for Plaintiff and Cross-Defendant
                                     GW Com, Inc. and Cross-Defendant
                                     Intelecady, Inc.


                               BROBECK, PHLEGER & HARRISON, LLP


                               By:
                                  ----------------------------------------------
                                     William W. Huckins
                                     Attorneys for Defendant Align
                                     Technology, Inc.


                               REHON & ROBERTS, APC


                               By:
                                  ----------------------------------------------
                                     Lisa C. Roberts
                                     Attorneys for Defendant and Cross-
                                     Complainant James S. Lindsey